Exhibit 99.1

News Release Dated 07-13-2000

                                                   For Additional Information,
                                                   Contact Robert O. Bratton,
                                                   Chief Financial Officer
                                                   (704) 721-4473
                                                           or
                                                   Jan H. Hollar,
                                                   Director of Finance
                                                   (704) 721-4467


FOR IMMEDIATE RELEASE
July 13, 2000


                             FIRST CHARTER ANNOUNCES
                             SECOND QUARTER EARNINGS

Concord, North Carolina - First Charter Corporation (NASDAQ: FCTR) reported today that second quarter 2000 recurring net income increased 24.2% over the second quarter 1999. Second quarter 2000 recurring net income amounted to $9.6 million, or $0.31 diluted net income per share, excluding $12.0 million in after-tax nonrecurring charges primarily associated with the merger with Carolina First BancShares, Inc. This is compared to recurring net income of $7.8 million, or $0.24 diluted net income per share for the second quarter 1999, excluding a $1.1 million after-tax nonrecurring gain associated with the sale of mortgage loans.

Lawrence M. Kimbrough, President and Chief Executive Officer commented that "The strong increase in recurring net income is driven by the continued growth of our commercial relationships and by increases in noninterest income resulting from our ongoing efforts to meet the banking, investment and insurance needs of our customers. At the core of our success is the First Charter tradition of delivering exceptional customer service. Going forward, we will continue to search for and invest in better ways to create extraordinary experiences for our customers each and every day."

Recurring net income for the six month period ended June 30, 2000 amounted to $18.1 million, or $0.58 diluted net income per share, excluding $12.0 million in after-tax nonrecurring charges primarily associated with the merger with Carolina First BancShares, Inc. This represents a 12.9% increase over the $16.0 million or $0.50 diluted recurring net income per share during the first six months of 1999, excluding a $1.1 million after-tax nonrecurring gain associated with the sale of mortgage loans.

Including the nonrecurring items noted above, the net loss for the second quarter 2000 totaled $2.3 million or $0.08 diluted net loss per share, compared to net income of $8.9 million or $0.28 diluted net income per share for second quarter 1999. Additionally, including the nonrecurring items noted above, net income for the six month period ended June 30, 2000 totaled $6.1 million or $0.20 diluted net income per share, compared to net income of $17.2 million or $0.54 diluted net income per share for the prior year period.

                  (SELECTED FINANCIAL INFORMATION IS ATTACHED)

Corporate Profile

First Charter Corporation is the holding company for First Charter National Bank. First Charter is a regional financial services company with assets of $2.8 billion that operates 50 financial centers and 85 ATMs located in 14 counties throughout North Carolina. First Charter provides businesses and individuals with a broad range of financial services, including banking, comprehensive financial planning, funds management, investments, insurance, mortgages and a full array of employee benefit programs. Additional information about First Charter can be found at www.FirstCharter.com or by calling 1-800-601-8471. Common stock for First Charter is traded under the symbol "FCTR" on The Nasdaq National Market. The closing price of First Charter's stock on July 12, 2000 was $15.875 per share.

The First Charter Corporation merger with Carolina First BancShares, Inc., the holding company for Lincoln Bank of North Carolina, Cabarrus Bank of North Carolina, and Community Bank and Trust, was completed during the second quarter of 2000 and was accounted for as a pooling of interests. Accordingly, all financial results for prior periods have been restated to combine the results of Carolina First BancShares, Inc. with those of First Charter Corporation. Lincoln Bank of North Carolina, Cabarrus Bank of North Carolina, and Community Bank and Trust were merged into First Charter National Bank during the second quarter of 2000.

This news release contains forward-looking statements. Such statements are subject to certain factors which may cause the company's results to vary from those expected, including the risks set forth from time to time in the company's filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof. The company undertakes no obligation to publicly revise these forward-looking statements to reflect events and circumstances that arise after the date hereof.

FIRST CHARTER CORPORATION AND SUBSIDIARIES
(UNAUDITED)

CONSOLIDATED BALANCE SHEETS
(DOLLARS IN THOUSANDS)                                  JUNE 30,    DECEMBER 31,                     JUNE 30,
ASSETS:                                                    2000            1999       CHANGE            1999     CHANGE
                                                      -----------------------------------------------------------------
Cash and due from banks                              $   71,355      $   94,065       (24.1)%     $   65,677        8.6
Federal funds sold                                        1,658             665       149.3            1,175       41.1
Interest earning bank deposits                            8,196           1,995       310.8            5,215       57.2
Securities available for sale                           500,310         523,517        (4.4)         534,567       (6.4)
Loans, net                                            2,062,674       1,942,871         6.2        1,848,488       11.6
Other assets                                            141,931         114,335        24.1           96,848       46.6
                                                     ------------------------------------------------------------------
     Total assets                                    $2,786,124      $2,677,448         4.1       $2,551,970        9.2
                                                     ==================================================================
LIABILITIES AND SHAREHOLDERS' EQUITY:
Total deposits                                       $1,870,958      $1,816,491         3.0%      $1,796,366        4.2
Other borrowings                                        584,144         542,021         7.8          430,313       35.7
Other liabilities                                        42,221          28,694        47.1           33,005       27.9
                                                     ------------------------------------------------------------------
     Total liabilities                                2,497,323       2,387,206         4.6        2,259,684       10.5
     Total shareholders' equity                         288,801         290,242        (0.5)         292,286       (1.2)
                                                     ------------------------------------------------------------------
     Total liabilities and shareholders' equity      $2,786,124      $2,677,448         4.1       $2,551,970        9.2
                                                     ==================================================================


CONSOLIDATED STATEMENTS OF INCOME                  THREE MONTHS ENDED JUNE 30,                SIX MONTHS ENDED JUNE 30,
                                                -----------------------------------     -------------------------------------
(DOLLARS IN THOUSANDS)                            2000           1999        CHANGE        2000           1999         CHANGE
                                                -----------------------------------     -------------------------------------
Interest and fees on loans                      $45,167        $39,643         13.9 %    $ 88,570        $80,200         10.4 %
Interest on securities                            8,009          7,590          5.5        16,117         14,976          7.6
Other interest income                               167            139         20.1           294            620        (52.6)
                                                -----------------------------------      ------------------------------------
   Total interest income                         53,343         47,372         12.6       104,981         95,796          9.6
                                                -----------------------------------      ------------------------------------
Interest on deposits                             17,413         16,475          5.7        34,265         33,332          2.8
Other interest expense                            8,786          5,345         64.4        16,533         11,741         40.8
                                                -----------------------------------      ------------------------------------
   Total interest expense                        26,199         21,820         20.1        50,798         45,073         12.7
                                                -----------------------------------      ------------------------------------
     Net interest income                         27,144         25,552          6.2        54,183         50,723          6.8
Provision for loan losses                         1,370          1,597        (14.2)        3,340          2,955         13.0
                                                -----------------------------------      ------------------------------------
     Net interest income after provision         25,774         23,955          7.6        50,843         47,768          6.4
                                                -----------------------------------      ------------------------------------
Trust income                                        698            627         11.3         1,378          1,221         12.9
Service charges on deposit accounts               3,091          2,142         44.3         5,642          4,131         36.6
Gain on sale of securities                          260            274         (5.1)          412            658        (37.4)
Gain (loss) on sale of loans                        (99)         1,757       (105.6)          (99)         1,757       (105.6)
Insurance and other fee income                    1,619          1,558          3.9         3,490          3,232          8.0
Other noninterest income                          1,615          1,040         55.3         2,947          2,135         38.0
                                                -----------------------------------      ------------------------------------
   Total noninterest income                       7,184          7,398         (2.9)       13,770         13,134          4.8
                                                -----------------------------------      ------------------------------------
Salaries and employee benefits                   10,053          8,922         12.7        20,235         17,869         13.2
Occupancy and equipment                           3,133          2,984          5.0         6,146          5,605          9.7
Restructuring merger related expense             15,675             --           --        15,675             --           --
Other noninterest expense                         5,754          6,516        (11.7)       11,802         12,269         (3.8)
                                                -----------------------------------      ------------------------------------
   Total noninterest expense                     34,615         18,422         87.9        53,858         35,743         50.7
                                                -----------------------------------      ------------------------------------
     Income (loss) before income taxes           (1,657)        12,931       (112.8)       10,755         25,159        (57.3)
   Income taxes                                     681          4,019        (83.1)        4,625          7,975        (42.0)
                                                -----------------------------------      ------------------------------------
Net income (loss)                               $(2,338)       $ 8,912       (126.2)     $  6,130        $17,184        (64.3)
                                                ===================================      ====================================

   Net interest income, taxable equivalent      $27,634        $25,894          6.7 %    $ 55,114        $51,574          6.9 %
                                                ===================================      ====================================


SHARE INFORMATION                                 THREE MONTHS ENDED JUNE 30,                       SIX MONTHS ENDED JUNE 30,
                                          ------------------------------------------      ----------------------------------------
                                             2000              1999           CHANGE          2000            1999          CHANGE
                                          ------------------------------------------      ----------------------------------------
Basic income (loss) per share:
     Net income (loss)                    $     (0.08)      $      0.28       (128.6)%    $      0.20      $      0.54       (63.0)%
     Average common equivalent shares      31,119,789        31,437,082         (1.0)      31,041,095       31,615,245        (1.8)
Diluted income (loss) per share:
     Net income (loss)                    $     (0.08)      $      0.28       (128.6)     $      0.20      $      0.54       (63.0)
     Average common equivalent shares      31,301,829        31,726,228         (1.3)      31,209,513       31,888,421        (2.1)
Shares outstanding at period end           31,126,570        31,024,242          0.3       31,126,570       31,024,242         0.3
Cash dividends declared                   $      0.17       $      0.17           --      $      0.34      $      0.34          --
Book value                                $      9.28       $      9.42         (1.5)     $      9.28      $      9.42        (1.5)

FIRST CHARTER CORPORATION AND SUBSIDIARIES
(UNAUDITED)

CONSOLIDATED STATEMENTS OF INCOME EXCLUDING NONRECURRING ITEMS
---------------------------------------------------------------------------------------------------------------------------------
                                                       THREE MONTHS ENDED JUNE 30,                SIX MONTHS ENDED JUNE 30,
                                                -------------------------------------      --------------------------------------
(DOLLARS IN THOUSANDS)                             2000          1999          CHANGE        2000            1999          CHANGE
                                                -------------------------------------      --------------------------------------
Interest and fees on loans                      $ 45,167       $39,643           13.9 %    $ 88,570        $80,200           10.4 %
Interest on securities                             8,009         7,590            5.5        16,117         14,976            7.6
Other interest income                                167           139           20.1           294            620          (52.6)
                                                -------------------------------------      --------------------------------------
   Total interest income                          53,343        47,372           12.6       104,981         95,796            9.6
                                                -------------------------------------      --------------------------------------
Interest on deposits                              17,413        16,475            5.7        34,265         33,332            2.8
Other interest expense                             8,786         5,345           64.4        16,533         11,741           40.8
                                                -------------------------------------      --------------------------------------
   Total interest expense                         26,199        21,820           20.1        50,798         45,073           12.7
                                                -------------------------------------      --------------------------------------
     Net interest income                          27,144        25,552            6.2        54,183         50,723            6.8
Provision for loan losses                          1,370         1,597          (14.2)        3,340          2,955           13.0
                                                -------------------------------------      --------------------------------------
     Net interest income after provision          25,774        23,955            7.6        50,843         47,768            6.4
                                                -------------------------------------      --------------------------------------
Trust income                                         698           627           11.3         1,378          1,221           12.9
Service charges on deposit accounts                3,091         2,142           44.3         5,642          4,131           36.6
Gain on sale of securities                           260           274           (5.1)          412            658          (37.4)
Insurance and other fee income                     1,619         1,558            3.9         3,490          3,232            8.0
Other noninterest income                           1,615         1,040           55.3         2,947          2,135           38.0
                                                -------------------------------------      --------------------------------------
   Total noninterest income                        7,283         5,641           29.1        13,869         11,377           21.9
                                                -------------------------------------      --------------------------------------
Salaries and employee benefits                    10,053         8,922           12.7        20,235         17,869           13.2
Occupancy and equipment                            3,133         2,984            5.0         6,146          5,605            9.7
Other noninterest expense                          5,754         6,516          (11.7)       11,802         12,269           (3.8)
                                                -------------------------------------      --------------------------------------
   Total noninterest expense                      18,940        18,422            2.8        38,183         35,743            6.8
                                                -------------------------------------      --------------------------------------
     Income before income taxes                   14,117        11,174           26.3        26,529         23,402           13.4
   Income taxes                                    4,470         3,404           31.3         8,414          7,360           14.3
                                                -------------------------------------      --------------------------------------
Net income excluding nonrecurring items         $  9,647       $ 7,770           24.2      $ 18,115        $16,042           12.9
   Nonrecurring items (after-tax)                (11,985)        1,142       (1,149.5)      (11,985)         1,142       (1,149.5)
                                                -------------------------------------      --------------------------------------
Net income (loss)                               $ (2,338)      $ 8,912         (126.2)%    $  6,130        $17,184          (64.3)%
                                                =====================================      ======================================


SHARE INFORMATION AND SELECTED OPERATING RATIOS EXCLUDING NONRECURRING ITEMS
-------------------------------------------------------------------------------------------------------------------------------
                                                  THREE MONTHS ENDED JUNE 30,                    SIX MONTHS ENDED JUNE 30,
                                          ---------------------------------------         -------------------------------------
                                              2000             1999        CHANGE             2000            1999       CHANGE
                                          ---------------------------------------         -------------------------------------
Basic income per share:
     Net income                           $      0.31      $      0.25       24.0 %       $      0.58      $      0.51     13.7 %
     Average common equivalent shares      31,119,789       31,437,082       (1.0)         31,041,095       31,615,245     (1.8)
Diluted income per share:
     Net income                           $      0.31      $      0.24       29.2         $      0.58      $      0.50     16.0
     Average common equivalent shares      31,301,829       31,726,228       (1.3)         31,209,513       31,888,421     (2.1)
Return on average assets                         1.40%            1.23%        17 BP             1.33%            1.26%       7 BP
Return on average equity                        12.81%           10.46%       235               12.03%           10.76%     127

================================================
BP Change is measured in basis points

FIRST CHARTER CORPORATION AND SUBSIDIARIES
(UNAUDITED)
                                                                   AS OF / FOR THE QUARTER ENDED
                                     ----------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)                6/30/2000         3/31/2000        12/31/1999         9/30/1999         6/30/1999
-----------------------------------------------------------------------------------------------------------------------
LOAN PORTFOLIO
Commercial                           $1,097,377        $1,033,059        $  966,957        $  916,927        $  913,708
Real estate                             722,512           759,502           754,708           758,108           745,520
Home equity                             159,909           148,253           136,569           122,134           111,295
Installment                             109,728           111,006           109,843           101,864           101,951
                                     ----------------------------------------------------------------------------------
   Total                             $2,089,526        $2,051,820        $1,968,077        $1,899,033        $1,872,474
                                     ==================================================================================

NONPERFORMING ASSETS
Nonaccrual loans                     $   13,538        $    9,513        $   10,353        $    8,850        $    7,820
Restructured loans                           --                --                37               389               388
Other real estate                         3,493             2,066             2,262             2,063             2,500
                                     ----------------------------------------------------------------------------------
   Total                             $   17,031        $   11,579        $   12,652        $   11,302        $   10,708
                                     ==================================================================================

ALLOWANCE FOR LOAN LOSSES
Beginning balance  (January 1)       $   25,002        $   25,002        $   22,278        $   22,278        $   22,278
Provision charged to operations           3,340             1,970             5,005             3,770             2,955
Allowance related to loans sold            (113)               --              (369)             (369)             (369)
Charge-offs                              (1,980)           (1,275)           (2,772)           (2,160)           (1,555)
Recoveries                                  451               282               860               656               436
                                     ----------------------------------------------------------------------------------
   Net loan charge-offs                  (1,529)             (993)           (1,912)           (1,504)           (1,119)
                                     ----------------------------------------------------------------------------------
      Ending balance                 $   26,700        $   25,979        $   25,002        $   24,175        $   23,745
                                     ==================================================================================



SELECTED AVERAGE BALANCES                     THREE MONTHS ENDED JUNE 30,                  SIX MONTHS ENDED JUNE 30,
                                        -------------------------------------       -------------------------------------
(DOLLARS IN THOUSANDS)                     2000            1999        CHANGE          2000            1999        CHANGE
                                        -------------------------------------       -------------------------------------
Loans                                   $2,068,958      $1,861,953       11.1 %     $2,033,409      $1,887,272        7.7 %
Securities                                 509,977         522,831       (2.5)         511,739         514,465       (0.5)
Total interest earning assets            2,582,473       2,400,709        7.6        2,550,763       2,426,405        5.1
Assets                                   2,772,954       2,538,372        9.2        2,729,018       2,577,620        5.9
Deposits                                 1,852,470       1,579,181       17.3        1,799,376       1,569,188       14.7
Total interest bearing liabilities       2,196,884       1,989,202       10.4        2,160,163       2,002,251        7.9
Shareholders' equity                       303,008         298,731        1.4          302,920         301,511        0.5



SELECTED YIELD/COST RATES                     THREE MONTHS ENDED JUNE 30,      SIX MONTHS ENDED JUNE 30,
                                              --------------------------       ------------------------
                                               2000       1999    CHANGE       2000       1999   CHANGE
                                              --------------------------       ------------------------
Yield on loans (FTE)                           8.80%      8.54%    26 BP       8.78%      8.58%   20 BP
Yield on securities (FTE)                      6.62       6.10     52          6.63       6.17    46
Yield on interest earning assets (FTE)         8.38       7.97     41          8.35       8.03    32
Cost of interest bearing deposits              4.36       4.18     18          4.34       4.28     6
Cost of borrowings                             6.00       5.24     76          5.82       5.48    34
Cost of interest bearing liabilities           4.88       4.37     51          4.73       4.54    19
Interest rate spread                           3.50       3.60    (10)         3.62       3.49    13
Net interest margin*                           4.30       4.33     (3)         4.35       4.29     6



SIGNIFICANT FINANCIAL/OPERATING RATIOS          AS OF / FOR SIX MONTHS ENDED JUNE 30,
                                                ------------------------------------
(INCLUDING NONRECURRING ITEMS)                    2000           1999         CHANGE
                                                ------------------------------------
Return on average assets                          0.45%          1.34%           (89)BP
Return on average equity                          4.07          11.49           (742)
Efficiency ratio**                               56.93          55.86            107
Allowance for loan losses to gross loans          1.28           1.27              1
Nonperforming assets to assets                    0.61           0.42             19
Reserves to nonperforming loans                 197.22         289.29         (9,207)
Interest bearing liabilities to earning assets   94.44          92.27            217
Equity to assets                                 10.37          11.45           (108)
Gross loans to deposits                         111.68         104.24            744
Earning assets to total assets                   93.31          94.56           (125)

================================================
 BP  Change is measured in basis points
FTE  Fully taxable equivalent
  * Net interest income, on a fully-taxable equivalent basis, as a percentage of average earning assets.
 ** Recurring noninterest expense less foreclosed property expense divided by the sum of taxable equivalent net interest income plus recurring noninterest income.